LEGG MASON PARTNERS EQUITY TRUST (the “Trust”)

on behalf of

LEGG MASON PARTNERS CLASSIC VALUES FUND

(the “fund”)

Supplement Dated February 8, 2008

to

Prospectus and Statement of Additional Information

Dated April 16, 2007, As Supplemented

The Board of Trustees of the Trust on behalf of the fund has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the Legg Mason Partners Capital Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed in April 2008. If the reorganization is approved by fund shareholders, it is expected to occur during June 2008. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus.

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